UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2006

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NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-32829	20-2786071
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street, New York, NY (Address of Principal Executive Offices)		10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On July 27, 2006, NYSE Group, Inc. ("NYSE Group") issued a press release announcing its results of operations for, and its financial condition as of the end of, the second quarter of fiscal 2006. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference. NYSE Group does not intend for this Item 2.02 or Exhibit 99.1 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report.

99.1	Press release entitled "NYSE Group Announces Second Quarter 2006 Financial Results," dated July 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Group, Inc.

By:	/s/ Nelson Chai
Name:	Nelson Chai
Title:	Executive Vice President and Chief Financial Officer

Dated: July 27, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled "NYSE Group Announces Second Quarter 2006 Financial Results," dated July 27, 2006